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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 30, 1995


                     VALLEY NATIONAL BANCORP
     (Exact name of registrant as specified in its charter)


                           New Jersey
         (State or other jurisdiction of incorporation)

            0-11179                       22-2477875
  (Commission File Number)   (IRS Employer Identification No.)

            1455 Valley Road, Wayne, New Jersey 07470
            (Address of principal executive offices)

                         (201) 305-8800
      (Registrant's telephone number, including area code)


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Item 7.   Financial Statements and Exhibits.

(c)  Exhibits

     2 Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1995, among Valley, Lakeland, the Bank and VNB. (Incorporated by reference from Valley's Registration Statement on Form S-4, File No. 33-58497, filed with the
               Commission (Annex A to the Proxy
               Statement/Prospectus contained therein)).

     23 Consent of Stephen P. Radics & Co. (Previously filed).

     99.1      Report of Stephen P. Radics & Co.

     99.2      Press Release dated June 30, 1995 (Previously
               filed).
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VALLEY NATIONAL BANCORP

Dated: July 14, 1995               By: JACK M. BLACKIN
                                       -------------------------
                                       Jack M. Blackin
                                       Assistant Secretary and
                                       Senior Vice President
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                        INDEX TO EXHIBITS

Exhibit No.    Description
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     99.1      Report of Stephen P. Radics & Co.